 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2016
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director
On April 13, 2016, the Board of Directors (the “Board”) of Levi Strauss & Co. (the “Company”) elected Christopher McCormick as a new member of the Board. Mr. McCormick will serve as a Class I director. He will receive compensation as a non-employee director in accordance with the Company's non-employee director compensation practices described under the heading “Director Compensation” in the Company's Annual Report on Form 10-K for the fiscal year ended November 29, 2015. Mr. McCormick will be a party to the Company's standard form of Director Indemnification Agreement. A copy of the press release announcing the election of Mr. McCormick is attached as Exhibit 99.1 hereto.
Amendment and Restatement of Stock Plan
On February 9, 2016, the Company’s Board adopted an amendment and restatement of the Company’s 2006 Equity Incentive Plan (the “2006 Plan”), to be renamed the 2016 Equity Incentive Plan (the “2016 Plan”), subject to shareholder approval. The Company’s shareholders approved the 2016 Plan at the Annual Meeting of Shareholders on April 13, 2016. The 2016 Plan permits the granting of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance stock awards, other stock awards and performance cash awards to employees, consultants and non-employee directors in consideration for services provided to the Company.
The following material changes were made to the 2006 Plan in connection with its amendment and restatement:

•	The extension of the plan for an additional 10 years, until February 8, 2026; and

•	An increase in the number of shares of the Company’s Common Stock available under the plan from 6,000,000 to 8,000,000 shares.
The foregoing brief description of the 2016 Plan is qualified in its entirety by the text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Shareholders Meeting was held on April 13, 2016. The Company’s shareholders voted on the following proposals at the Annual Meeting and, as certified by the Company’s inspector of elections, cast their votes as follows:

Proposal 1
A proposal to elect each of the four Class III directors to serve until the Company’s 2019 Annual Meeting of Shareholders or until his or her respective successor has been elected and qualified. Each of the Class III directors listed below was elected to the Company’s Board with the following votes:

Name	For	Withheld
Troy M. Alstead	33,056,521	0
Charles V. Bergh	33,056,521	0
Robert A. Eckert	33,056,521	0
Patricia Salas Pineda	32,693,928	362,593

Proposal 2	A proposal to approve the amendment and restatement of the 2006 Plan, as described in Item 5.02 of this Form 8-K. The proposal was approved:

For	Against	Abstain
31,282,358	1,580,649	193,514

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Levi Strauss & Co. 2016 Equity Incentive Plan.
99.1	Press release, dated April 19, 2016, announcing the election of Christopher McCormick to the Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	April 19, 2016	By:	/s/ WADE W. WEBSTER
		Name:	Wade W. Webster
		Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Levi Strauss & Co. 2016 Equity Incentive Plan.
99.1	Press release, dated April 19, 2016, announcing the election of Christopher McCormick to the Board of Directors.